UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 15, 2006
                                                        ------------------




                               ESCALA GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-11988               22-2365834
           --------                      -------               ----------
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
              (Registrant's telephone number, including area code)

                     ---------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On December 15, 2006, Greg Manning resigned as President of the Company's North American and Asian Philatelic Auction Division and as a member of the Company's Board of Directors. The Company and Mr. Manning agreed that for all purposes of the Employment and Consulting Agreement between the Company and Mr. Manning, dated as of July 1, 2005 (the "Employment Agreement"), such resignation of employment would be treated as a termination without Cause (as defined) under Section 4(d) of the Employment Agreement. Under Section 6 of the Employment Agreement, Mr. Manning automatically becomes a consultant to the Company upon such termination.

         A copy of the press release dated December 15, 2006, announcing the resignation of Mr. Manning, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

                           Exhibits.

10.1 Employment and Consulting Agreement between the Company and Greg Manning, dated as of July 1, 2005. Incorporated by reference to Exhibit 10.1 to the Report on Form 8-K dated January 24, 2006.

99.1 Press release, dated December 15, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 2006


                                     ESCALA GROUP INC.



                                     By:/s/_Matthew M. Walsh
                                     -----------------------
                                     Name: Matthew M. Walsh
                                     Title: